American Society of Hematology
Helping hematologists conquer blood diseases worldwide



Follow-up Analysis of KD025-213 (the ROCKstar Study): A Phase 2, Randomized, Multicenter Study to Evaluate the Efficacy and Safety of KD025 in Patients With cGVHD

Corey Cutler,[1] Stephanie J. Lee,[2] Zachariah DeFilipp,[3] Amandeep Salhotra,[4] Rohtesh Mehta,[5] Trent Wang,[6] Wanxing Chai-Ho,[7] Mukta Arora,[8] Iskra Pusic,[9] Ayman Saad,[10] Sunil Abhyankar,[11] Carlos Bachier,[12] John Galvin,[13] Annie Im,[14] Amelia Langston,[15] Nirav Shah,[16] Mark Juckett,[17] Jane Liesveld,[18] Aaron Logan,[19] Levanto Schachter,[20] Asif Alavi,[21] Dianna Howard,[22] Laurie Green,[23] Olivier Schueller,[23] Zhongming Yang,[23] David Eiznhamer,[23] Sanjay K. Aggarwal,[23] Heidi Krenz,[23] Bruce R. Blazar,[24] Steven Pavletic,[25] and Madan Jagasia[26]

[1]Dana-Farber Cancer Institute, Boston, MA, United States; [2]Fred Hutchinson Cancer Research Center, Seattle, WA, United States; [3]Massachusetts General Hospital, Boston, MA, United States; [4]City of Hope Medical Center, Duarte, CA, United States; [5]MD Anderson Cancer Center, Houston, TX, United States; [6]University of Miami, Miami, FL, United States; [7]University of California, Los Angeles - Medical Center, Los Angeles, CA, United States; [8]University of Minnesota, Masonic Cancer Center, Minneapolis, MN, United States; [9]Washington University School of Medicine, Saint Louis, MO, United States; [10]The Ohio State University, Columbus, OH, United States; [11]University of Kansas Cancer Center, Fairway, KS, United States; [12]Sarah Cannon Research Institute, Nashville, TN, United States; [13]University of Illinois at Chicago, Chicago, IL, United States; [14]University of Pittsburgh Medical Center - Hillman Cancer Center, Pittsburgh, PA, United States; [15]Emory University School of Medicine, Atlanta, GA, United States; [16]Froedtert Hospital and the Medical College of Wisconsin, Milwaukee, WI, United States; [17]University of Wisconsin, Carbone Cancer Center, Madison, WI, United States; [18]University of Rochester, Rochester, NY, United States; [19]University of California, San Francisco, Helen Diller Family Comprehensive Cancer Center, San Francisco, CA, United States; [20]Oregon Health & Science University, Portland, OR, United States; [21]Barbara Ann Karmanos Cancer Institute, Detroit, MI, United States; [22]Wake Forest Baptist Medical Center, Wake Forest University School of Medicine, Winston-Salem, NC, United States; [23]Kadmon Corporation, LLC, New York, NY, United States; [24]University of Minnesota, Minneapolis, MN, United States; [25]National Cancer Institute, Bethesda, MD, United States; [26]Vanderbilt University Medical Center, Nashville, TN, United States

cGVHD, chronic graft-versus-host disease.

C250.00081 11/20

The Pathophysiology of cGVHD



aGVHD
cGVHD
THYMUS
HSC
CLP
SCT graft
DC
B
Lymph node
Peripheral blood
Th17
Tc17
GVHD Target organs
Skin
Lungs
IL-17
CSF-1
GM-CSF
IL-22
TNF
IL-13
MØ
Macrophage
TGFβ producing macrophage
Allo/Auto Ab
Fc
plasma cells
Bone marrow
Fibroblasts
Collagen
FIBROSIS

Reproduced with permission from MacDonald et al.

Chronic GVHD is driven by both immune and fibrotic processes

- Chronic GVHD involves both T cells and B cells
  - Overproduction of pro-inflammatory IL-21 and IL-17 cytokines
  - Overactivation of Tfh cells and B cells, leading to the overproduction of antibodies
  - Deficiency of Treg cells, leading to the lack of appropriate regulation of immune response
- Macrophages activate profibrotic mediators and contribute to fibrosis

Ab, antibody; aGVHD, acute graft-versus-host disease; allo, alloreactive; auto, autoreactive; BAFF, B-cell–activating factor; CLP, common lymphoid progenitor; CSF-1, colony-stimulating factor 1; DC, dendritic cell; Fc, receptor for immunoglobulins; GCB, germinal center B [cell]; GM-CSF, granulocyte-macrophage colony-stimulating factor; GVHD, graft-versus-host disease; HSC, hematopoietic stem cell; IFN-γ, interferon-γ; IL-13, interleukin 13; IL-17, interleukin 17; IL-21, interleukin 21; IL-22, interleukin 22; mono, monocyte; SCT, stem cell transplant; T_{allo}, alloreactive T [cell]; Tc17, cytotoxic 17 T [cell]; T_{EFF}, effector T [cell]; Tfh, follicular helper T [cell]; TGFβ, transforming growth factor-β; Th17, type 17 helper T [cell]; T_N, naive T [cell]; TNF, tumor necrosis factor; Treg, regulatory T [cell].

MacDonald KPA et al. *Blood.* 2017;129(1):13-21. doi:10.1182/blood-2016-06-686618

ROCK2 Plays a Key Role in Immune Diseases


Autoaggressive inflammatory response
Restored immune homeostasis
Th17
Tfh
Th17
Tfh
ROCK2
JAK2
STAT3
IRF4
RORγt
Bcl6
Selective ROCK2 inhibition
ROCK2
JAK3
STAT5
Foxp3
Treg
Treg
IL-17
IL-21
IL-10

ROCK2 inhibition rebalances immune response to treat immune dysfunction

- ROCKs are serine-threonine kinases
- **Two isoforms:** ROCK1 and ROCK2
- ROCK2 inhibition rebalances the immune system
  - Downregulates pro-inflammatory Th17 cells
  - Increases Treg cells

Bcl6, B-cell lymphoma 6; Foxp3, forkhead box protein P3; IRF4, interferon regulatory factor 4; JAK2, Janus-associated kinase 2; JAK3, Janus-associated kinase 3; ROCK, rho-associated coiled-coil–containing protein kinase; ROCK1, rho-associated coiled-coil–containing protein kinase-1; ROCK2, rho-associated coiled-coil–containing protein kinase-2; RORγt, retineic-acid-receptor–related orphan nuclear receptor gamma t; STAT3, signal transducer and activator of transcription 3; STAT5, signal transducer and activator of transcription 5.

Zanin-Zhorov A et al. *Proc Natl Acad Sci USA.* 2014;111(47):16814-16819. doi:10.1073/pnas.1414189111

ROCK Is an Intracellular Integrator of Profibrotic Signals



Myofibroblast Cell
Matrix stiffness
TGF-β
LPA
ROCK
Stress fiber formation
F-actin
G-actin
MRTF
G-actin
MRTF
Profibrotic / Anti-apoptotic
↑ FN
↑ XIAP
↑ CTGF
↑ α-SMA
↑ Bcl-2
MRTF
SRF

Reproduced with permission from Riches et al.

ROCK regulates multiple profibrotic processes, including myofibroblast activation

- ROCK is downstream of major profibrotic mediators
- ROCK mediates stress fiber formation
- ROCK regulates transcription of profibrotic genes

α-SMA, α-smooth muscle actin; Bcl-2, B-cell lymphoma 2; CTGF, connective tissue growth factor; FN, fibronectin; LPA, lysophosphatidic acid; MRTF, myocardin-related transcription factor; SRF, serum response factor; XIAP, X-linked inhibitor of apoptosis.

Riches DWH et al. *Am J Pathol.* 2015;185(4):909-912. doi:10.1016/j.ajpath.2015.01.005

Rationale for Belumosudil (KD025) in cGVHD

- Belumosudil, an investigational drug, is an oral selective ROCK2 inhibitor[1]
  - More than 550 individuals have received belumosudil in ongoing and completed studies
- Targets both the immune and the fibrotic pathophysiology of cGVHD[1]
- Preclinical data in sclerodermatous mouse model[1]
- KD025-208 study
  - Phase 2a study of belumosudil showed an ORR of 65% in patients with cGVHD after receiving 1 to 3 prior lines of systemic therapy[2,3]
  - Data from this study led to
    - FDA Breakthrough Therapy Designation for belumosudil for the treatment of adult patients with cGVHD after failure of ≥2 lines of systemic therapy
    - The ROCKstar Study (KD025-213)



The chemical structure of belumosudil

ORR, overall response rate.

1. Flynn R et al. *Blood.* 2016;127(17):2144-2154. doi:10.1182/blood-2015-10-678706 **2.** Data on file. Kadmon Pharmaceuticals, LLC; 2018. **3.** Data on file. Kadmon Pharmaceuticals, LLC; 2020.

The ROCKstar Study: Study Design and End Points

Eligibility criteria
- Aged ≥12 years
- Underwent an HCT
- Had active cGVHD
- 2 to 5 prior lines of systemic therapy for cGVHD
- Systemic therapy for cGVHD is indicated

Stratification factors
- Prior ibrutinib (Y/N)
- Severe cGVHD (Y/N)

R

OPEN LABEL

ARM A: Belumosudil 200 mg QD (n=66)

ARM B: Belumosudil 200 mg BID (n=66)

Treat to clinically significant progression or unacceptable toxicity

PRIMARY END POINT

ORR, per 2014 NIH cGVHD Consensus Criteria

SECONDARY END POINTS
- Safety
- DOR
- LSS
- Steroid doses
- FFS
- OS

BID, twice a day; DOR, duration of response; FFS, failure-free survival; HCT, hematopoietic cell transplant; LSS, Lee Symptom Scale; NIH, National Institutes of Health; OS, overall survival; QD, every day.
These data come from an analysis of the ROCKstar study as of August 2020.

The ROCKstar Study: Fully Enrolled in <10 Months



140
120
100
80
60
40
20
0
Patients, n
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19

- 28 US sites
- **Enrollment period:** October 2018 to August 2019



U Minnesota
Froedtert Hospital
Karmanos
U WI, Carbone Cancer
U of Chicago, IL
Rochester
Ohio State U
Fred Hutch
DFCI
U of Kansas
MGH
UPMC
OHSU
UCSF
Wake Forest
Stanford
SCRI: Nashville
UCLA
Vanderbilt
City of Hope
Emory
SCRI: Austin
MDACC
U Miami
SCRI: Colorado
SCRI: San Antonio
H. Lee Moffitt
Wash U

The ROCKstar Study: Diverse Patient Population

Select Demographics and Baseline Characteristics

Demographics	Belumosudil 200 mg QD (n=66)	Belumosudil 200 mg BID (n=66)
Median age, y (range)	53 (21-77)	57 (21-77)
Male, %	64	50
Median prior lines of therapy, n	3	4
Median time from cGVHD diagnosis to enrollment, mo	25	30
NIH moderate cGVHD, n (%)	18 (27)	23 (35)
NIH severe cGVHD,[a] n (%)	46 (70)	43 (65)
Median prednisone dose, mg/kg/d	0.19	0.20
≥4 organs involved, n (%)	33 (50)	35 (53)
Prior ibrutinib treatment,[a] n (%)	22 (33)	23 (35)
Prior ruxolitinib treatment, n (%)	20 (30)	18 (27)
Refractory to last prior line of systemic therapy, n (%)	44 (79)	35 (65)

[a] Stratification factor.

These data come from an analysis of the ROCKstar study as of August 2020.

The ROCKstar Study: Safety and Tolerability

Commonly reported AEs, n (%)	Belumosudil 200 mg QD (n=66)	Belumosudil 200 mg BID (n=66)	Overall (N=132)
All grades in ≥20% of patients			
Fatigue	30 (46)	20 (30)	50 (38)
Diarrhea	23 (35)	21 (32)	44 (33)
Nausea	23 (35)	18 (27)	41 (31)
Cough	20 (30)	17 (26)	37 (28)
Upper respiratory tract infection	17 (26)	18 (27)	35 (27)
Dyspnea	21 (32)	12 (18)	33 (25)
Headache	13 (20)	18 (27)	31 (24)
Liver-related AEs	12 (18)	19 (29)	31 (24)
Peripheral edema	17 (26)	13 (20)	30 (23)
Vomiting	18 (27)	10 (15)	28 (21)
Muscle spasms	13 (20)	13 (20)	26 (20)
Grade ≥3 in ≥5% of patients			
Pneumonia	6 (9)	4 (6)	10 (8)
Hypertension	4 (6)	4 (6)	8 6)
Hyperglycemia	3 (5)	3 (5)	6 (5)

- AEs were overall consistent with those expected in patients with cGVHD receiving corticosteroids and other immunosuppressants
  - There was 1 reported case of Epstein-Barr virus and 1 reported case of CMV reactivation

Safety overview	Belumosudil 200 mg QD (n=66)	Belumosudil 200 mg BID (n=66)	Overall (N=132)
Median duration of treatment, mo	9.4	11.8	10.4
Any AE, n (%)	65 (99)	66 (100)	131 (99)
Grade ≥3 AE, n (%)	37 (56)	34 (52)	71 (54)
SAE, n (%)	27 (41)	23 (35)	50 (38)
Drug-related AE, n (%)			
Any related AE	49 (74)	40 (61)	89 (67)
Related SAE	5 (8)	2 (3)	7 (5)
On study deaths,[a] n (%)	4 (6)	4 (6)	8 (6)

[a] **Belumosudil QD:** aspiration pneumonia; hemoptysis; MODS/septic shock; relapse AML. **Belumosudil BID:** cardiac arrest (2); infection; respiratory failure.

AE, adverse event; AML, acute myeloid leukemia; MODS, multiple organ dysfunction syndrome; SAE, serious adverse event.

The ROCKstar Study: Primary End Point Met

Belumosudil achieved clinically meaningful and statistically significant ORRs in both arms


100
90
80
70
60
50
40
30
20
10
0
ORR, %
73%
(95% CI, 60%-83%)a
77%
(95% CI, 65%-87%)a
Belumosudil 200 mg QD
(n=66)
Belumosudil 200 mg BID
(n=66)

- Follow-up analysis occurred 12 months after last patient was enrolled
- Seven patients achieved a CR in all affected organs
- Statistical significance is achieved if the lower bound of the 95% CI of ORR exceeds 30%

CR, complete response.

[a] *P*<.0001.

The ROCKstar Study: Responses Observed Across All Key Subgroups

Group name	ORR, % (95% CI[a])
All patients (N=132)	**75 (67-82)**
Belumosudil 200 mg QD (n=66)	73 (60-83)
Belumosudil 200 mg BID (n=66)	77 (65-87)
Severe cGVHD at screening[b]	
Yes (n=89)	74 (64-83)
No (n=43)	77 (61-88)
Best respone to last prior line of systemic therapy	
Refractory (n=79)	73 (62-83)
Nonrefractory (n=31)	74 (55-88)
Duration of cGVHD before enrollment	
>50th percentile (n=66)	68 (56-79)
≤50th percentile (n=66)	82 (70-90)



20 30 40 50 60 70 80 90
ORR, %

Group name	ORR, % (95% CI[a])
Number of organs involved at baseline	
≥4 (n=68)	71 (58-81)
<4 (n=64)	80 (68-89)
Number of prior lines of systemic therapy	
≥4 (n=65)	72 (60-83)
<4 (n=67)	78 (66-87)
Prior ibrutinib	
Yes (n=46)	74 (59-86)
Prior ruxolitinib	
Yes (n=38)	68 (51-83)



20 30 40 50 60 70 80 90
ORR, %

[a] CI is calculated using the Clopper-Pearson interval (exact) method.
[b] Indicates stratification factors.

Response assessments performed on or after the initiation of a new systemic therapy for cGVHD were excluded from the analysis.

Pooled responses across arms, unless stated.

The ROCKstar Study: Responses Observed Across All Organ Systems

CRs observed in all organs

Responder population (n=99)


ORR, %
100
90
80
70
60
50
40
30
20
10
0
CR
PR
91
64
27
88
13
75
83
83
75
15
60
70
70
49
32
17
47
25
22
46
9
36
36
18
18
Joints/Fascia (n=74)
Lower GI (n=8)
Upper GI (n=12)
Mouth (n=52)
Esophagus (n=20)
Eyes (n=75)
Skin (n=81)
Liver (n=11)
Lungs (n=33)

GI, gastrointestinal; PR, partial response.

The ROCKstar Study: DOR

Kaplan-Meier plot of DOR



DOR probability
1.0
0.8
0.6
0.4
0.2
0.0
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88
Weeks
Belumosudil 200 mg QD
Belumosudil 200 mg BID
Overall

Number at risk

Weeks	0	4	8	12	16	20	24	28	32	36	40	44	48	52	56	60	64	68	72	76	80	84	88
Belumosudil 200 mg QD	48	43	37	31	31	29	26	24	21	20	17	15	11	10	6	5	5	3	1	1	1	1	0
Belumosudil 200 mg BID	51	48	44	41	35	30	28	21	19	16	15	15	14	11	9	7	5	4	3	2	2	1	0
Overall	99	91	81	72	66	59	54	45	40	36	32	30	25	21	15	12	10	7	4	3	3	2	0

Overall, 44% of patients have remained on belumosudil therapy for >1 years.

The median DOR was **50 weeks**, and 60% of responders maintained responses for ≥20 weeks.

The ROCKstar Study: FFS

Kaplan-Meier plot of FFS


Treatment: overall
+ Censored
Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
3
6
9
12
15
18
20
24
Months

	0	3	6	9	12	15	18	20	24
Number at risk	132	112	97	86	62	27	7	3	1
FFS	100	84.7	76.2	69	57.5	52.6	48.5	48.5	48.5
New treatment for cGVHD	0	10.6	17.4	23.5	31.8	34.1	34.8	34.8	34.8
Relapse	0	1.5	3	3	3	3	3	3	3
Nonrelapse mortality	0	3	3	3.8	6.1	6.1	6.1	6.1	6.1

An FFS rate of **58%** was maintained at 12 months.

The ROCKstar Study: OS

Kaplan-Meier plot of OS



1.0
0.8
0.6
0.4
0.2
0.0
Survival rate
Belumosudil 200 mg QD
Belumosudil 200 mg BID
Overall
0
6
12
18
24
Months

Number at risk	0	6	12	18	24
Belumosudil 200 mg QD	66	58	44	6	0
Belumosudil 200 mg BID	66	62	50	5	0
Overall	132	120	94	11	0

The OS rate
at **24 months**
was 89%
(95% CI, 82%-93%).

The ROCKstar Study: Additional End Points

- Overall, 64% of patients were able to reduce their **CS dose**, and 21% discontinued **CS therapy**
  - The mean CS dose was reduced by 44%; 52% in responders and 17% in nonresponders
- Overall, 45% of patients were able to reduce their **CNI dose**, and 22% discontinued **CNI therapy**
- Overall, clinically meaningful improvement in **LSS score** from baseline was observed in 60% of patients
  - Both responders and nonresponders achieved clinically meaningful improvements in LSS

CNI, calcineurin inhibitor; CS, corticosteroid.

The ROCKstar Study: Conclusions

Belumosudil was well tolerated and achieved clinically meaningful outcomes

- ORR of >70% across QD and BID treatment arms
  - Responses observed across all key subgroups
  - Responses observed in all affected organ systems, including in organs with fibrotic disease
- Additional end point data, including PK and PD data, are expected in 2021

PD, pharmacodynamics; PK, pharmacokinetics.

Acknowledgements

- Study patients and their caregivers
- All ROCKstar study investigators and all site staff, nurses and study coordinators
- The KD025-213 Steering Committee
  - **Corey Cutler, MD (chair),** Dana-Farber Cancer Institute, Boston, MA
  - **Steven Z. Pavletic, MD (co-chair),** National Cancer Institute, Bethesda, MD
  - **Bruce R. Blazar, MD,** Department of Pediatrics, University of Minnesota, Minneapolis, MN
  - **Stephanie Lee, MD,** Fred Hutchinson Cancer Research Center, Seattle, WA
  - **Madan Jagasia, MD,** Vanderbilt University Medical Center, Nashville, TN
- Kadmon
- Partner CROs